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                                 EXHIBIT 10.41.1



After recording return to:

Foster Pepper & Shefelman LLP
Attn: Susan Alterman
101 SW Main Street, Suite 1542
Portland, OR  97204



                               ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE (the "Assignment") is made this 13th day of December 1999 between:

     ASSIGNOR:             Roundtree of Idaho, Inc., an Idaho corporation
                           9411 West Fairview
                           Boise, Idaho  83707

     ASSIGNEE:             Lithia Real Estate, Inc., an Oregon corporation
                           360 East Jackson Street

                           Medford, Oregon  97501


                                    RECITALS

     A. CARS-DB4, L.P., a Maryland limited partnership ("Landlord") owns real property and improvements at 9411 West Fairview, Boise, Idaho, more particularly described on the attached Exhibit A (the "Property").

     B. Landlord and Assignor as tenant entered into a lease of the Property dated April 7, 1998 (the "Lease").

     C. Assignor has agreed to assign its rights as tenant under the Lease to Assignee on the terms and conditions set forth in this Agreement. Landlord has consented to the assignment in a separate document.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Assignor assigns to Assignee as of December 13, 1999 (the "Lease Assignment Date") all of Assignor's right, title and interest in and to the Lease. Assignee assumes the obligations of tenant under the Lease, as of the Lease Assignment Date, and will perform the covenants and conditions in the Lease to be performed by the Assignor.

     Notwithstanding anything in this Assignment or the Lease to the contrary,
(a) Assignee shall not be required to satisfy any obligation or liability of Assignor under the Lease or relating to the Property that was to have been observed or performed by Assignor, or is based on


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Assignor's acts or omissions, before the Lease Assignment Date, and (b)
Assignee's peaceful and quiet enjoyment and possession of the Property shall not be disturbed, nor shall the rights and entitlements of Assignee under the Lease be affected in any manner, as a result of any default by Assignor on any obligation or liability under the Lease or relating to the Property.

     2. Landlord's Consent. Assignor represents and warrants to Assignee that Landlord has consented to the assignment of the Lease to the Assignee and Assignor will deliver to Assignee a Consent signed by Landlord within a reasonable time after the Lease Assignment Date.

     3. Indemnification. Assignor will defend, indemnify and hold Assignee harmless from any cost, liability and expense arising or resulting from any failure of Assignor to pay or perform any liability under the Lease or relating to the Property that was to have been paid or performed by Assignor on or before the Lease Assignment Date, or is based on the Assignor's acts or omissions.

     4. Representations and Warranties. Assignor covenants, represents and warrants to Assignee as follows:

          (i) The copy of the Lease attached hereto as Exhibit B is a true, correct and complete copy of the Lease, including all amendments and modifications thereto, and the Lease is in full force and effect.

          (ii) The tenant's interest in the Lease is vested in Assignor, subject only to the title exceptions described in Exhibit C attached hereto.

          (iii) Except for the assignment contained in this Assignment, Assignor has not assigned, sublet or transferred all or any portion of its interest under the Lease.

          (iv) To the best of Assignor's knowledge, neither Assignor nor Landlord is in default under the Lease or Lease, nor has any event or circumstance occurred which, with the giving of notice or passage of time, would constitute a default by Assignor or Landlord.

          (v) Any alterations or improvements to the Property performed or to have been performed by Assignor have been completed in a good and workmanlike manner and are in a good state of condition and repair. To the best of Assignor's knowledge, the Property is provided with all necessary services and utilities. Assignor has performed and observed all improvements, alterations, maintenance, repairs and other obligations to be performed by the Assignor under the Lease on or before the Lease Assignment Date.

          (vi) To the best of Assignor's knowledge, there exists no state of facts or circumstances with respect to the Lease or the Property, that would indicate that the Property is not suitable for the use presently conducted by Assignor.

                                       2
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     5. Guaranty. As partial consideration for the assignment of the Lease to
Assignee, Assignee will deliver to Assignor the guaranty by Assignee's affiliate, Lithia Motors, Inc. of Assignees' obligations under the Lease (the "Guaranty"). The Guaranty is attached hereto as Exhibit D.

     6. Nondisturbance and Attornment Agreement. Landlord is the Grantor under the following Leasehold Deeds of Trust and Assignment of Leases and Rents recorded in the real property records of Ada County, Idaho in favor of German American Capital Corporation, a Maryland corporation, ("Lender"):

        $35,430,000 Deed of Trust Recorded December 1, 1998
                 as Instrument No. 98115292

        $114,570,000 Junior Deed of Trust Recorded December 1, 1998
                 as Instrument No. 98115295

        $85,00,000 Third Deed of Trust Recorded October 28, 1999
                 as Instrument No. 99105435

     Assignor will use its best efforts to obtain from Lender and deliver to Assignee simultaneously with the execution of this Assignment the Nondisturbance and Attornment Agreement attached hereto as Exhibit E.

     7. Miscellaneous.

          (a) Applicable Law. This Assignment is governed and enforced by the substantive law of the State of Idaho, without giving effect to its conflict of laws provisions.

          (b) Binding Effect. The covenants, agreement and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          (c) Memorandum of Assignment of Lease. This Assignment shall be executed, in recordable form, by the parties and recorded by Assignee, at Assignee's expense.

          (d) Counterparts. This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document when executed by all parties.

          (e) Attorney Fees. If an action is instituted to enforce or interpret this Assignment, the prevailing party shall recover from the losing party its costs and reasonable attorney fees incurred both at and in preparation for such action, including any appeal or review.

          (f) This provision extends to all proceedings in bankruptcy court, including all matters unique to bankruptcy law.

                                       3
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     IN WITNESS WHEREOF, the parties have signed this Assignment as of the date first written above.

ASSIGNOR:                          ROUNDTREE OF IDAHO, INC., an Idaho
                                   corporation

                                   By:       ___________________________________

                                   Name:     ___________________________________

                                   Title:    ___________________________________



ASSIGNEE                           LITHIA REAL ESTATE, INC., an Oregon
                                   corporation


                                   By:__________________________________________
                                      Bryan DeBoer, Vice President


                  [Notary acknowledgements on following pages]

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STATE OF IDAHO                  )
                                )  ss.
County of ________________      )

     This instrument was acknowledged before me on the ______ day of December 1999 by _________________________, as _________________________ of Roundtree of
Idaho, Inc.


                                     ___________________________________________
                                     NOTARY PUBLIC in and for the state of
                                     Idaho, residing at
                                     _________________________________, therein.
                                     My Commission Expires:_____________


STATE OF IDAHO                  )
                                )  ss.
County of ________________      )

     This instrument was acknowledged before me on the ______ day of December 1999 by Bryan DeBoer as Vice President of Lithia Real Estate, Inc.



                                     ___________________________________________
                                     NOTARY PUBLIC in and for the state of
                                     Idaho, residing at
                                     _________________________________, therein.
                                     My Commission Expires:_____________





Attachments:
Exhibit A - Legal Description
Exhibit B - Lease
Exhibit C - Title Exceptions
Exhibit D - Guaranty
Exhibit E - Nondisturbance and Attornment Agreement

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                                    EXHIBIT A

                                Legal Description

                                 [See attached]


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                                    EXHIBIT B

                                      Lease

                                 [See attached]


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                                    EXHIBIT C

                                Title Exceptions

                                 [See attached]


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                                    EXHIBIT D

                                    Guaranty

                                 [See attached]


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                                    EXHIBIT E

                     Nondisturbance and Attornment Agreement

                                 [See attached]